August 7, 2013

Mr. Vince Harasymiak
Domain Capital, LLC
55 North Dean Street, Second Floor
Englewood, NJ 07631

Re: Lease No. 1472 between Domain Capital, LLC and Searchcore, Inc. (the "Lease")

Dear Mr. Harasymiak:

I refer you to the proposed Lease, dated August 8, 2013 and Attachment A to the Lease (hereinafter referred to as "Attachment"). The Lease and Attachment are attached hereto.

To effectuate the transaction contemplated by the Lease, **Searchcore, Inc.** hereby assigns, sells and otherwise transfers, all of its right, title and interest in each of www.manufacturedhome.com, www.manufacturedhomes.com, www.manufacturedhouse.com, www.manufacturedhomes.net, www.modularhomes.com, www.traveltrailer.com and www.toyhaulers.com (the "Domain Name") to Domain Capital to be registered, owned and maintained in accordance with the terms of the Lease and Attachment.

If this letter agreement, the Lease and Attachment, accurately reflect our agreement and understanding, please so indicate by signing this letter in the space below.

Very truly yours,

Searchcore, Inc.

By:____________________________
Jim Pakulis

Accepted and Agreed

Domain Capital, LLC

By:____________________________
Vince Harasymiak